UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Tuesday May 10, 2022 at 8:00 AM Central Time, Westwater Resources, Inc. (the “Corporation”) convened at its Annual General Meeting of Stockholders held at the Grand Bohemian Hotel at 2655 Lane Park Road, Birmingham, Alabama 35233 (the “Annual Stockholder Meeting”).

At the Annual Stockholder Meeting, four proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement as filed with the SEC on March 15, 2022 (the “Proxy Statement”). As of the record date, March 14, 2022, a total of 41,103,584 shares of common stock of the Corporation were issued and outstanding and entitled to vote. The holders of record of 19,626,450.00 shares of common stock were present in person or represented by proxy at said meeting. Such amount represented 47.75% of the shares entitled to vote at such meeting and constituted a quorum in accordance with the applicable provisions of the By-Laws of the Corporation. The four proposals submitted to the stockholders for approval were to:

1.	Elect as directors the five nominees named in the proxy statement.

2.	Approve an amendment to the Corporation’s the Corporation’s 2013 Omnibus Incentive Plan as amended (the “Incentive Plan”) to extend the termination date for the Incentive Plan by 5 years to June 4, 2028.

3.	Provide advisory approval of the Corporation’s executive compensation.

4.	Ratify the appointment of Moss Adams LLP as the Corporation’s independent registered public accountant for 2022.

At the Meeting, the stockholders approved four of the four proposals submitted. A summary of the matters voted upon by the stockholders is set forth below:

Proposal 1 – Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Terence J. Cryan	4,674,334	875,873	14,076,243
Chad M. Potter	5,255,690	294,517	14,076,243
Tracy D. Pagliara	5,175,657	374,550	14,076,243
Karli S. Anderson	5,213,289	336,918	14,076,243
Deborah A. Peacock	5,216,878	333,329	14,076,243

The stockholders elected the five nominees to the Board of Directors of the Corporation to serve until their respective terms expires and until their successors are elected and qualified.

Proposal 2 – Approval of an Amendment to the Incentive Plan

For	Against	Abstain	Broker Non-Votes
4,197,178	1,219,992	133,037	14,076,243

The stockholders approved the Incentive Plan amendment to extend the termination date for the Incentive Plan by five years or until June 4, 2028.

Proposal 3 – Non-binding Advisory Approval of Executive Compensation Practices

For	Against	Abstain	Broker Non-Votes
4,211,804	1,157,106	181,297	14,076,243

The stockholders approved the nonbinding advisory approval of the Corporation’s executive compensation practices disclosed in the Corporation’s proxy statement.

Proposal 4 – Ratification of the appointment of Moss Adams LLP

For	Against	Abstain	Broker Non-Votes
18,458,261	666,712	501,477	0

The stockholders approved the ratification of the appointment of Moss Adams LLP as the Corporation’s independent registered public accountant for 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2022

WESTWATER RESOURCES, INC.

By:	/s/ Jeffrey L. Vigil
Name:	Jeffrey L. Vigil
Title:	Vice President–Finance and Chief Financial Officer